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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      October 1, 1997


                            OSI PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)



Delaware                               0-15190                        13-3159796
(State or other jurisdiction         (Commission                (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


106 Charles Lindbergh Blvd., Uniondale, NY                            11553
   (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:   (516) 222-0023


                             Oncogene Science, Inc.
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      Effective October 1, 1997, Oncogene Science, Inc. ("OSI") changed its name to OSI Pharmaceuticals, Inc. This change was effected under Delaware law in connection with the merger into OSI of one of its wholly owned subsidiaries. In addition, effective October 1, 1997, OSI's Nasdaq National Market symbol was changed to "OSIP."
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OSI PHARMACEUTICALS, INC.



                              By: /s/ Robert L. Van Nostrand
                                  --------------------------------------------
                                      Robert L. Van Nostrand,
                                      Vice President, Chief Financial Officer,
                                      Secretary and Treasurer



Dated:  October 3, 1997